UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2013

Monster Offers

(Exact name of registrant as specified in its charter)

Commission File Number: 000-53266

Nevada	26-1548306
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

27665 Forbes Road, Laguna Niguel CA	92677
(Address of principal executive offices)	(Zip Code)

949-335-5350

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On January 9, 2013, Monster Offers (the “Company”) issued fifty thousand (50,000) shares of its unregistered restricted common stock to Ambrosial Consulting Group, LLC, a Nevada Limited Liability Company, Ms. J. Salwender, managing member, located at 8871 W. Flamingo Road #2-02, Las Vegas, NV 89147, in exchange for entering into a consultant agreement for a period of six (6) months, ending June 30, 2013 to assist the Company in (i) formulating, directing, and implementing strategic plans for the Company to integrate technologies into various educational fields, (ii) assisting the Company in implementing development of outreach programs to private and public school districts, (iii) identifying trends in education that could be assisted by mobile technology or mobile devices.(iiii) providing professional consulting services, as it pertains to human resources, developing and providing training curriculum/classes, employee handbook and employee compensation/benefit plans.

On January 9, 2013, the Company issued fifty thousand (50,000) shares of its unregistered restricted common stock to Thomas Mead as part of a three year Employment Agreement to serve as the Company’s Director of Technology.

The shares to Ambrosial Consulting Group, LLC and Thomas Mead will be issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Ms. J. Salwender and Mr. Mead are individuals who are financially sophisticated. Before they received these unregistered securities, they was known to us and our management, through pre-existing business relationships. We did not engage in any form of general solicitation or general advertising in connection with this transaction. They were provided access to all material information, which he requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. They acquired these securities for investment and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of his actions. The shares of common stock issued contained a legend restricting transferability absent registration or applicable exemption.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Incorporated by reference
Exhibit	Exhibit Description	Filed herewith	Form	Period Ending	Exhibit	Filing Date
10.24	Consulting Agreement between Ambrosial Consulting, LLC and Monster Offers, dated January 2, 2013	X
10.25	Employment Agreement between Thomas Mead and Monster Offers, dated December 15, 2012	X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MONSTER OFFERS
Registrant

Date: January 9, 2013	By:/s/ Wayne Irving II
Wayne Irving II Chairman, Chief Executive Officer and Chief Financial Officer